UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
 the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2018

Trecora Resources
(Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	1-33926 (Commission File Number)	75-1256622 (IRS Employer Identification No.)

1650 Hwy 6 South, Suite 190
Sugar Land, Texas 77478
(Address of principal executive offices)

(409) 385-8300
(Registrant's Telephone Number, Including Area Code)
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company	[ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 7, 2018, Trecora Resources (the "Company") and Peter M. Loggenberg, the Company's Chief Sustainability Officer, entered into an amendment (the "Amendment") to Mr. Loggenberg's employment contract dated October 1, 2014 (the "Original Agreement"), to reflect certain organizational changes approved on March 6, 2018, and disclosed in our Current Report on Form 8-K filed on March 8, 2018.
Pursuant to the Amendment, Mr. Loggenberg's title and duties as stated in the Original Agreement were amended to reflect his appointment as Chief Sustainability Officer. The Amendment did not provide for any other changes to the Original Agreement.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
TRECORA RESOURCES
Date:  March 13, 2018                                         By: /s/ Sami Ahmad
       Sami Ahmad
       Chief Financial Officer